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                                                                   EXHIBIT 10.14



                                    FWT, INC.

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

           This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of February _, 1998, and entered into by and among FWT, Inc., a Texas corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS") and BT Commercial Corporation, as agent for Lenders ("AGENT"), and is made with reference to that certain Credit Agreement dated as of November 12, 1997 (the "CREDIT AGREEMENT"), by and among Company, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

           WHEREAS, Company and Lenders desire to amend the Credit Agreement to
(i) permit Company to carry forward up to fifty percent of its unused Consolidated Capital Expenditures to the succeeding fiscal year; (ii) to amend the financial covenants for the period ending October 30, 1998; and (iii) make certain other amendments as set forth below;

           NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

   SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

           1.1 AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS

           A. INDEBTEDNESS. Subsection 7.1(v) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

           "(v) Company may become and remain liable with respect to up to $100,000,000 in aggregate principal amount of Indebtedness evidenced by the Bridge Notes (as well as any payment-in-kind Bridge Notes issued in lieu of cash interest thereon) and (a) Indebtedness evidenced by the Conversion Notes, to the extent such Indebtedness has been converted from Indebtedness under the Bridge Notes in accordance with the terms of the Bridge Note Agreement (as well as any payment-in-kind Bridge Notes issued in lieu of cash interest thereon), (b) Up to $105,000,000 in aggregate principal amount of indebtedness evidenced by the Takeout Securities issued pursuant to the Takeout Securities Indenture, so long as all of the then outstanding Bridge Notes, the Conversion Notes, or the Exchange Notes are refinanced in their entirety from the net proceeds of such Takeout Securities, and (c) Indebtedness



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     evidenced by the Exchange Notes issued pursuant to the Exchange Note
     Indenture to the extent such Indebtedness has been exchanged for an equal principal amount of the Conversion Notes (as well as any payment-in-kind Bridge Notes issued in lieu of cash interest thereon);"

           B. MINIMUM INTEREST COVERAGE RATIO. Subsection 7.6A of the Credit Agreement is hereby amended by deleting the first line of the table set forth therein in its entirety and substituting the following therefor:

           "       PERIOD                                        INTEREST COVERAGE RATIO
           ---------------------                                 -----------------------
           Closing Date to October 30, 1998                               1.10:1.00"

           C. MAXIMUM LEVERAGE RATIO. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the first line of the table set forth therein in its entirety and substituting the following therefor:

           "       PERIOD                                        MAXIMUM LEVERAGE RATIO
           ---------------------                                 ----------------------
           Closing Date to October 30, 1998                             10.85:1.00"

           D. MINIMUM CONSOLIDATED EBITDA. Subsection 7.6C of the Credit Agreement is hereby amended by deleting the first line of the table set forth therein in its entirety and substituting the following therefor:

                                                                  MINIMUM CONSOLIDATED
           "       PERIOD                                                 EBITDA
           ---------------------                                 ----------------------
           Closing Date to October 30,1998                              $10,000,000"

           E. CONSOLIDATED CAPITAL EXPENDITURES. Subsection 7.8 of the Credit Agreement is hereby amended by adding the following provision to subsection 7.8 immediately following the table contained in subsection 7.8:

", provided that such amount for any period set forth above may be increased by an amount equal to fifty percent (50%) of the excess, if any, of the amount permitted for the preceding period as set forth above over the actual amount of Consolidated Capital Expenditures for such previous period."

           Section 2. CONDITIONS TO EFFECTIVENESS

           Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):


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           A. On or before the First Amendment Effective Date, Company shall deliver to Lenders the following, each, unless otherwise noted, dated the First Amendment Effective Date:

              1. Signature and incumbency certificates of its officers executing this Amendment; and

              2. Executed copies of this Amendment.

           B. Requisite Lenders shall have executed this Amendment.

           C. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

           SECTION 3. COMPANY'S REPRESENTATIONS AND WARRANITIES

           In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

           A. CORPORATE POWER AND AUTHORITY Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

           B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

           C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition


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of any Lien upon any of the properties or assets of Company or any of its
Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

           D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body

           E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

           F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

           G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.



           Section 4. MISCELLANEOUS

           A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

           (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.


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           (ii) Except as specifically amended by this Amendment, the Credit
     Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

           (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

           B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

           C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

           D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   FWT, Inc.



                                   By:
                                      ---------------------------
                                   Title:
                                         ------------------------

                                   BT COMMERCIAL CORPORATION, INDIVIDUALLY
                                   AND AS AGENT



                                   By:
                                      ---------------------------
                                   Title:
                                         ------------------------



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